Comerica Incorporated Fourth Quarter 2023 Financial Review January 19, 2024 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate, assume, believe, commit, confident, continue, designed, estimate, expect, feel, forecast, forward, future, goal, grow, initiative, intend, model, outlook, plan, position, potential, potential, project, propose, remain, seek, strategy, target, trend, trend, until, well-positioned, will,” and variations of such words and similar expressions, or future or conditional verbs such as “will, would, should, could, might, can, may” or similar expressions, as they relate to Comerica or its management, or to economic, market, or other environment conditions, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of the date of this presentation with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by “Item 1A. Risk Factors” beginning on page 64 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2©2024, Comerica Inc. All rights reserved.

2023 Review

Advanced our corporate priorities while navigating industry disruption

Significant Achievements

- ✓ **Record average loan balances & net interest income**
- ✓ **Outstanding rating** for CRA exam
- ✓ Launched **Comerica Small Business Convenient Capital** & **Comerica Maximize** products for small businesses
- ✓ **Exceeded 3-year goal** to lend $5B to Small Businesses
- ✓ Published **Inaugural Financed Emissions Report**
- ✓ Partnered with **Ameriprise** for Wealth Management Investment Platform
- ✓ Launched **Investment Banking Group focused on M&A Advisory**
- ✓ Initiated Small Business Banking **national expansion**

175 YEARS OF RAISING EXPECTATIONS

Comerica

Awards & Recognition

- ★ **2023 Impact Award Winner** from Datos Insights in Product Development for Maximize Product
- ★ **Top Workplaces 2023** designation from Dallas-Fort Worth Metro Area Top Workplaces & Detroit Free Press
- ★ **Volunteerism** Initiative Received Recognition during American Bankers Association Community Impact Awards
- ★ Newsweek's lists of **America's Most Responsible Companies, America's Greenest Companies** & **America's Greatest Workplaces**
- ★ **2023 Noteworthy Company** by DiversityInc
- ★ One of the **50 Most Community Minded Companies** by Civic50

©2024, Comerica Inc. All rights reserved.

3

FY23 Results

Comerica

Record average loan balances & net interest income; excellent credit quality

(millions, except per share data)	2023	2022	Change
Average loans	$53,903	$50,460	$3,443
Average deposits	66,018	75,481	(9,463)
Net interest income	2,514	2,466	48
Provision for credit losses	89	60	29
Noninterest income[1]	1,078	1,068	10
Noninterest expenses[1]	2,359	1,998	361
Provision for income tax	263	325	(62)
Net income	881	1,151	(270)
Earnings per share[2]	$6.44	$8.47	$(2.03)
Efficiency Ratio	66%	56%	
Return on Average Equity[3]	16.50%	18.63%	
Return on Average Assets	1.01%	1.32%	

Key Performance Drivers Year over Year

- Loans up $3.4B or 7% driven by growth in Commercial Real Estate & National Dealer Services, partially offset by loan optimization 2H23 including exit of Mortgage Banker
- Deposits impacted by diversification efforts related to industry disruption; stabilization & successful deposit recapture strategy in 2H23
- Record net interest income benefitted from higher rates offsetting impact of deposit & borrowing costs
- Credit quality remained very strong with net charge offs of 4 bps
- Noninterest income impacted by BSBY cessation, offsetting positive trends in noncustomer & customer fee income
- Expenses reflect FDIC special assessment, investment-related pressures & costs associated with initiatives to enhance future earnings power

FY23 compared to FY22 • [1]Includes gains/(losses) related to deferred comp plan of $13MM FY23 & $(18)MM FY22 • [2]Diluted earnings per common share • [3]Return on common shareholders' equity

©2024, Comerica Inc. All rights reserved.

4

Notable 4Q23 Items

Comerica

Subject[1]	4Q23 Accounting Impact (pre-tax)	4Q23 EPS Impact (net of tax)
FDIC special assessment	+$109MM noninterest expense	($0.62)
Impact of BSBY cessation announcement	-$91MM other noninterest income +$3MM net interest income =$88MM net non-cash, pre-tax impact **Note:** The impact of this accounting change will accrete back over time.	($0.52)
Expense re-calibration initiatives	+$25MM noninterest expense	($0.14)

Additional Item (no bottom-line impact):

Ameriprise partnership accounting	-$2MM noninterest income - $2MM fiduciary income - $2MM other noninterest income + $2MM net increase in brokerage fees -$2MM noninterest expense	None

- [1]See appendix for descriptions of notable items

©2024, Comerica Inc. All rights reserved.

5

4Q23 Results

Comerica

Impacted by notable items; strategic balance sheet management intended to support future growth

(millions, except per share data)	4Q23	3Q23	4Q22	Change From 3Q23	Change From 4Q22
Average loans	$52,796	$53,987	$52,375	$(1,191)	$421
Average deposits	66,045	65,883	71,355	162	(5,310)
Net interest income	584	601	742	(17)	(158)
Provision for credit losses	12	14	33	(2)	(21)
Noninterest income[1]	198	295	278	(97)	(80)
Noninterest expenses[1]	718	555	541	163	177
Provision for income tax	19	76	96	(57)	(77)
Net income	33	251	350	(218)	(317)
Earnings per share[2]	$0.20	$1.84	$2.58	$(1.64)	$(2.38)
Efficiency Ratio[3]	91.86%	61.86%	53.00%		
CET1[4]	11.09%	10.80%	10.00%		

Key Performance Drivers 4Q23 compared to 3Q23

- Average loans declined 2.2% with the exit of Mortgage Banker Finance & continued selectivity prioritizing returns
- Deposits remained stable despite impact from Mortgage Banker Finance exit
- Net interest income impacted by lower excess cash, strategic management of loans & successful growth in interest bearing deposits
- Modest net charge-offs of 15 bps; reserve ratio rose to 1.40% reflecting market normalization
- Noninterest income impacted largely by BSBY cessation; investment in customer-related fee income remains a priority
- Noninterest expense impacted by special one-time FDIC assessment & actions taken to enhance future earnings power
- Strong CET1 continued to grow above our 10% strategic target despite notable items

[1]Includes gains/(losses) related to deferred comp asset returns of $6MM 4Q22, ($3MM) 3Q23, $8MM 4Q23 • [2]Diluted earnings per common share • [3]Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants • [4]4Q23 estimated

©2024, Comerica Inc. All rights reserved.

6

Loans

Strategic optimization efforts prioritized relationships; positioned for enhanced returns & growth



Loans
($ in billions)
52.4
53.5
55.4
54.0
52.8
53.4
52.1
5.45
5.89
6.18
6.34
6.38
4Q22
1Q23
2Q23
3Q23
4Q23
3Q23
4Q23
Average Balances
Loan Yields %
Period-end

Average loans decreased $1.2B[1], or 2.2%

- $543MM Mortgage Banker (strategic exit)
- $433MM General Middle Market
- $361MM Equity Fund Services
- $336MM Corporate Banking
- \+ $377MM Commercial Real Estate[2]
- \+ $284MM National Dealer Services



Loan Commitments Declined with Increased Selectivity
(period-end: $ in billions)
56.5
57.5
57.0
55.5
53.7
45%
46%
47%
47%
48%
4Q22
1Q23
2Q23
3Q23
4Q23
Utilization

4Q23 compared to 3Q23 • [1]See Quarterly Average Loans slide for more details • [2]See Commercial Real Estate slide for more details

©2024, Comerica Inc. All rights reserved.

7

Deposits

Trends reflect stability & strong customer relationships



Deposits
($ in billions)
71.4
67.8
64.3
65.9
66.0
0.97
1.52
2.37
2.90
3.12
4Q22
1Q23
2Q23
3Q23
4Q23
Average Balances
Deposit Rate[1] %



Favorable Mix
(period-end,$ in billions)
67.2
66.8
45%
42%
3Q23
4Q23
NIB
IB

Average deposits increased $0.2B, or 0.2%

- \+ $614MM General Middle Market
- \+ $240MM Retail Bank
- \+ $198MM Corporate Banking
- $564MM brokered time deposits
- $176MM Mortgage Banker Finance (strategic exit)
- $129MM National Dealer Services

- Interest-bearing increase of $1.4B; Noninterest-bearing decline of $1.2B
- Cumulative interest-bearing deposit beta of 58%
- 4Q23 average NIB at 42% of total deposits, impacted by success in growing interest-bearing deposits; NIB balances trending in line with expectation



Deposit Growth[2]
(period-end; 12/27/23 vs. 5/31/23)
7.39%
1.74%
1.14%
CMA
All Commercial Banks
Large Commercial Banks

4Q23 compared to 3Q23 • [1]Interest costs on interest-bearing deposits • [2]Deposit growth calculated as the difference between ending deposit balances for the dates outlined using H.8 data

©2024, Comerica Inc. All rights reserved.

8

©2024, Comerica Inc. All rights reserved. Liquidity Enabled wholesale funding repayments; maintain significant capacity 12/31/23 1Bank Term Funding Program 9 • Repaid $1.8B of wholesale funding: • $1.2B in maturing FHLB advances • $564MM in brokered time deposits • Scheduled FHLB Maturities of $3.6B in 2024 & $1B annually from 2025-2028 Source (12/31/23) $ in billions Amount or Total Capacity Remaining Capacity Cash 7.9 7.9 FHLB (securities & loan collateral) 17.1 9.5 BTFP1 (securities collateral) 9.3 9.3 Discount Window (loan collateral) 21.0 21.0 Total Liquidity Capacity $47.7 billion Total Liquidity Capacity (ex. Discount Window) $26.7 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 78% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 2Q 23 3Q 23 4Q 23 Loan to Deposit Ratio Below Historical Average (period-end) 500 350 400 550 500 2024 2025 2026 2027 2028 2029 2033 Securities Portfolio Rate movement accelerated unrealized loss recapture; expect future maturities to enhance earnings power 12/31/23 Totals shown in graph above may not foot due to rounding 1Outlook as of 1/19/24 assuming 12/31/23 forward curve 2Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium 3Estimated as of 12/31/23 Period-end 4Q23 portfolio increased $0.6B - $324MM MBS payments & $100MM Treasury maturities + $975MM fair value change (pre-tax) • Average 4Q23 portfolio decreased $592MM • 1Q24: Estimated repayments ~$340MM MBS1 • Duration of 5.5 years3 • Extends to 6.1 years under +200bps instantaneous rate increase3 • Net securities-related AOCI unrealized loss decreased to $2.0B (after tax); expect unrealized loss to decline 25% over the next 2 years1 Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • No current intention to sell or restructure Expected Repayments & Maturities1 ($ in millions) ©2024, Comerica Bank. All rights reserved. 10 Repayments created liquidity (period-end; $ in billions) 2 12.4 18.3 17.4 16.3 16.9 16.6 16.2 15.7 15.3 13.5 (0.1) 2.7 2.9 3.6 2.7 2.5 2.4 2.3 2.2 2.0 12.3 21.0 20.4 20.0 19.5 19.2 18.6 18.1 17.5 15.5 4Q19 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 4Q25 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost Projected1 440 650 625 625 520 1.71 1.41 1.54 1.39 1.42 1Q24 2Q24 3Q24 4Q24 1Q25 Maturing Yield %Repayment & Maturity Estimate

Net Interest Income

Remained effectively rate neutral; NIM benefited from wholesale funding repayments



Net Interest Income
($ in millions)
742
708
621
601
584
3.74
3.57
2.93
2.84
2.91
4Q22
1Q23
2Q23
3Q23
4Q23
Net Interest Margin %

Net impact due to rates: ($17MM) on Net Interest Income & (7bps) on the NIM

$601MM		3Q23		2.84%
- 13MM		Loans		- 0.02
	- 22MM	Lower balances	- 0.07	
	+ 6MM	Higher rates, incl. swaps	+ 0.04	
	+ 3MM	BSBY Cessation	+ 0.01	
- 1MM		Securities Portfolio		- 0.00
- 40MM		Fed Deposits		- 0.09
	- 42MM	Lower balances	- 0.10	
	+ 2MM	Rates	+ 0.01	
- 31MM		Deposits		- 0.15
	- 20MM	Rates	- 0.09	
	- 11MM	Interest-bearing balances & mix	- 0.06	
+ 68MM		Wholesale Funding		+ 0.33
	+ 70MM	FHLB advances	+ 0.35	
	+ 3MM	Medium & long-term debt	+ 0.01	
	- 5MM	Rates, incl. swaps	- 0.03	
$584MM		4Q23		2.91%

4Q23 compared to 3Q23

©2024, Comerica Inc. All rights reserved.

11

Interest Rate Sensitivity

Well positioned to protect income as rates decline



Swaps as of 12/31/23[1]
($ in billions; average; weighted average yield)
22.4
23.6
23.0
20.1
15.0
9.8
4.6
0.8
2.38%
2.50%
2.57%
2.68%
2.72%
2.85%
2.95%
2.97%
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30

- No new swaps added in 2023
- Net unrealized swap losses in AOCI decreased $672MM to $605MM at 12/31/23 (after-tax)
- BSBY cessation & swap re-designation does not impact above table
  - Nov '23 announcement resulted in net $88MM non-cash loss & no change to ongoing swap cashflow recognition in earnings
  - Loss will accrete back & majority expected in '25 & '26
  - Do not expect significant impact in '24, but subject to mark-to-market volatility until remaining BSBY swaps re-designated to SOFR early 2024

Sensitivity Analysis as of 12/31/23

Estimated 12-Month Net Interest Income Impact Relative to Baseline

100 bps gradual decrease	$23MM
100 bps gradual decrease & 60% incremental beta	$44MM
100 bps gradual increase	-$36MM
100 bps gradual increase & 60% incremental beta	-$65MM

12/31/23 Model Assumptions[2]
100 bps (50 bps avg) gradual, parallel rise

	Rates UP	Rates DOWN
Loan Balances	Modest increase	Modest decrease
Deposit Balances	Moderate decrease	Moderate increase
Deposit Beta	~48% per incremental change	
Securities Portfolio	Partial reinvestment of cash flows	
Hedging (Swaps)	No additions modeled	

12/31/23 • [1]Received fix/pay floating swaps; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR transition for terms of current & forward starting swaps currently under contract & assumes no future termination • [2]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes December 2023 average balances & assume all loan hedges quality for hedge accounting

©2024, Comerica Inc. All rights reserved.

12

244 221 186 154 178 0.46 0.40 0.33 0.29 0.34 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 4Q22 1Q23 2Q23 3Q23 4Q23 NPA/Loans % Credit Quality Modest net charge-offs below historical levels; migration remains manageable 4Q23 compared to 3Q23 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data Modest Increase in Nonperforming Assets ($ in millions) Criticized Loans1 Below Historical Level ($ in millions) 661 693 728 736 728 1.24 1.26 1.31 1.38 1.40 - 1.00 2.00 3.00 4.00 5.00 6.00 4Q22 1Q23 2Q23 3Q23 4Q23 ACL/Loans % Allowance for Credit Losses Decreased ($ in millions) 1,572 1,918 2,048 2,290 2,405 2.9 3.5 3.7 4.3 4.6 - 2.00 4.00 6.00 8.00 10.00 12.00 4Q22 1Q23 2Q23 3Q23 4Q23 Criticized/Loans % 13©2024, Comerica Inc. All rights reserved. (4) (2) (2) 6 20 - 2.00 4.00 6.00 8.00 10.00 12.00 4Q22 1Q23 2Q23 3Q23 4Q23 Net Charge-Offs (Recoveries) ($ in millions) Portfolios with Incremental Monitoring Business Line or Portfolio 12/31 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $10.0B 19.2% 4.8% TLS2 $0.7B 1.4% 18.0% Leveraged $2.8B 5.4% 11.7% Automotive Production $0.9B 1.7% 18.3% Noninterest Income Impacted by BSBY cessation accounting; customer-related income growth remains a priority 4Q23 compared to 3Q23 1Risk management hedging income related to an increase in price alignment (PA) received for Comerica’s centrally cleared risk management positions $8MM 4Q22, $8MM 1Q23, $6MM 2Q23, $17MM 3Q23, $18MM 4Q23 2Includes Credit Valuation Adjustment (CVA) $1MM 4Q22, $1MM 1Q23, $1MM 2Q23, ($2MM) 3Q23, ($0.2MM) 4Q23; Includes gains/(losses) related to deferred comp asset returns of $6MM 4Q22, $4MM 1Q23, $4MM 2Q23, ($3MM) 3Q23, $8MM 4Q23 3BSBY to cease being published in November 2024; therefore, while swaps hedges of BSBY-indexed loans will be transitioned to a different index, temporary loss of hedge accounting resulted in $91 million in net hedging losses recorded in the fourth quarter. Losses are expected to accrete back into income over the life of the swaps (majority in 2025 and 2026), resulting in no impact to the economics of the swaps. Noninterest Income1 ($ in millions) 278 282 303 295 198 4Q22 1Q23 2Q23 3Q23 4Q23 Decreased $97MM 2 - $91MM hedge accounting loss3 - $3MM fiduciary income (includes Ameriprise, -$2MM) - $3MM card fees - $3MM securities trading income (includes Ameriprise, -$2MM) - $3MM FHLB stock dividends - $2MM service charges on deposit accounts - $2MM commercial lending fees - $2MM bank-owned life insurance + $11MM deferred compensation (offset in noninterest expenses) + $2MM brokerage fees (impact of Ameriprise) 14©2024, Comerica Inc. All rights reserved. Notable Items in 4Q results • BSBY: $91MM non-cash, net loss due to BSBY cessation • Ameriprise: $2MM decline in noninterest income due to reallocation of income & reclassification of salaries & benefits costs (all offset by decline in noninterest expense) - $2MM fiduciary - $2MM other income (includes securities trading income) + $2MM brokerage fees

Noninterest Expenses

Actions expected to enhance earnings power & drive efficiency

Comerica

Noninterest Expenses[1,2]

($ in millions)



541
551
535
555
718
53.0
55.5
57.7
61.9
91.9
4Q22
1Q23
2Q23
3Q23
4Q23
Efficiency Ratio %

Increased $163MM

- + $113MM FDIC insurance (includes special assessment, $109MM)
- + $44MM salaries & benefits (includes Ameriprise, -$2MM)
  - + $23MM severance costs (includes expense initiatives, $25MM)
  - + $11MM deferred compensation (offset in noninterest income)
  - + $4MM temporary labor
  - + $3MM staff insurance
- + $10MM other noninterest expense
  - + $7MM lower gains on the sale of real estate
  - + $6MM consulting
  - + Smaller increases in various categories
  - - $10MM litigation & regulatory-related expenses
- - $5MM outside processing

Notable Items in 4Q results

- **FDIC:** $109MM expense related to special one-time FDIC assessment
- **Expense re-calibration initiatives:** $25MM in severance from efficiency efforts intended to enhance earnings power & create investment capacity
- **Ameriprise**: $2MM decline due to accounting for new partnership salaries & benefits costs, offset by decline in noninterest income

4Q23 compared to 3Q23 • [1]Modernization initiative $7MM 3Q22; $18MM 4Q22; FY22 $38MM; $16MM 1Q23, $7MM 2Q23, ($14MM) 3Q23, ($4MM) 4Q23; FY23 $5MM • [2]Gains/(losses) related to deferred comp plan of $6MM 4Q22, $4MM 1Q23, $4MM 2Q23, ($3MM) 3Q23, $8MM 4Q23

©2024, Comerica Inc. All rights reserved.

15

Expense Re-Calibration

Actions taken to enhance returns & position for sustainable success

Comerica

Optimizing…

Banking center & real estate footprint

- Close 26 banking centers across MI, TX, CA & AZ
- Continued re-alignment of corporate facilities

Colleague efficiency & processes

- Streamline managerial layers
- Organizational re-alignment
- Other staffing efficiencies
- Eliminated ~250 total positions
- Product optimization
- Review third party spend

…to reinvest in

Strategic Growth

Risk Management

& drive future

Earnings Power

- $45MM reduction in 2024 expenses
- $55MM reduction in 2025 expenses

©2024, Comerica Inc. All rights reserved.

16

Capital Management

Maintained capital position above target CET1 of ~10%[1]


CET1[2]
Tier 1[2]
10.80%
11.09%
11.30%
11.61%
7.0%
8.5%
3Q23
4Q23
3Q23
4Q23
Regulatory Minimum + Capital Conservation Buffer (CCB)


Accumulated Other Comprehensive Income[3]
($ in billions)
Projected[1]
(2.1)
(0.6)
(0.5)
(2.2)
(1.0)
(0.5)
(2.8)
(1.3)
(0.5)
(2.0)
(0.6)
(0.4)
(1.7)
(0.2)
(0.4)
(1.5)
(0.1)
(0.4)
1Q23
2Q23
3Q23
4Q23
4Q24
4Q25
Securities
Swaps
Pension

Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios

Scenarios		Est. AOCI Increase / (Decrease)
Rate shock + 100 bps	Static balances	($1.4B)
Rates shock - 100 bps	Static balances	$1.4B


Common Equity Ratio
5.34%
7.00%
3Q23
4Q23
Common Equity Ratio


Tangible Common Equity Ratio[4]
4.62%
6.30%
3Q23
4Q23
Tangible Common Equity Ratio


Common Equity
($ in billions; period-end)
4.6
6.0
3Q23
4Q23
Common Equity

4Q23: AOCI impact[5] of (328 bps) | AOCI impact[5] of (332 bps) | AOCI impact of ($3.0)

Basel III Endgame Capital Considerations

We are not subject to these proposed rules with ~$86B in assets as of 12/31/23.

If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, we estimate an approximate 300 basis point decrease to CET1 based on 12/31/23[6].

12/31/23 • [1]Outlook as of 1/19/24 • [2]4Q23 estimated • [3]Various assumptions including, but not limited to 12/31/23 forward curve, no new hedges, no re-designation of previous swaps hedging BSBY loans & constant tax rate; pension is not projected & held constant • [4]Refer to reconciliation of non-GAAP financial measures in appendix • [5]Represents the impact of $3.0B in AOCI on common equity and $2.3B in corresponding impacts to total assets • [6]Considers AOCI for securities & pension & related RWA benefit utilizing 12/31/23 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk).

17

©2024, Comerica Inc. All rights reserved.

Management Outlook

Assumes no change in current economic environment

FY24 vs FY23	
Average loans	-1 to -2% full year average +5% point to point (Dec '23 to Dec '24) driven by broad-based growth led by Middle Market
Average deposits	-1 to -2% full year average, assumes stable brokered deposits from Dec '23 Relatively stable point to point (Dec '23 to Dec '24), assumes stable brokered deposits
Net interest income[1]	-11%, driven by deposit mix
Credit quality	Continued credit normalization; expect NCOs to be in the lower half of our normal 20 to 40 bps range
Noninterest income	+6%, driven by notable items, pressures in noncustomer income & flat customer income, assumes deferred comp[2] & CVA do not repeat; Relatively flat adjusting for BSBY & Ameriprise
Noninterest expenses	-4%, driven by notable items, assumes deferred comp[2] does not repeat & lower pension ($19MM year over year benefit) +3% adjusting for FDIC special assessment, Ameriprise & expense re-calibration
Tax	FY tax rate ~23%, excluding discrete items
Capital	Expect to maintain capital well above our CET1 target of 10% through year-end 2024

1Q24 vs. 4Q23				
Average loans -1 to -2%, selectivity & strategic actions offset momentum	**Average deposits** -3 to -4%, first quarter seasonality	**Net interest income[1]** -9 to -10%, first quarter deposit seasonality & subject to BSBY re-designation volatility	**Noninterest income[3]** 39%, or -3 to -4% adjusting for BSBY & Ameriprise; deferred comp, risk mgmt & FHLB income down	**Noninterest expense[3]** -19%, or flat adjusting FDIC, expense re-calibration & Ameriprise; seasonal comp

12/31/23 • Outlook as of 1/19/24 & guidance compares to reported 2023 values unless otherwise indicated. • [1]Utilizing 12/31/23 forward curve • [2]Deferred comp FY23 $13MM • [3]Assumes 4Q23 deferred comp of $8MM does not repeat

©2024, Comerica Inc. All rights reserved.

18

Our Differentiated Value Proposition

Comerica

A Leading Bank for Business complemented by strong Retail & Wealth Management

Distinctive Commercial Franchise

- **Long-standing, trust-based customer relationships**, averaging >15 years in Middle Market
- Tenured, **expert relationship & group managers** with average 10 & 20 years at Comerica, respectively
- Consistent, disciplined **credit underwriting** standards & a "through-the-cycle" mindset
- Diversified business mix with **attractive, growth & relationship-oriented** business lines like Middle Market, Environmental Services & Small Business
- **Complimentary marketing services** to help small businesses grow

Complementary fee & relationship products

- Distinctive **Treasury Solutions** used for ~95% of Commercial noninterest-bearing deposits
- Complementary **Capital Markets business**
- Differentiated **Wealth Management business** specializing in the needs of business owners and executives, used by 39% of Commercial clients[1]
- Largest third-party fiduciary business in the country with **Advisor Solutions** serving some of the country's largest Broker Dealers in Estate Settlement; Oil, Gas & Mineral Management; Special Needs Trusts & Philanthropic

Robust, low-cost deposit base

- **Deep, sticky operating accounts** with our C&I customers driving an 78% loan-to-deposit ratio, below our 15-year average
- **Expert bankers** serving **tenured customer relationships** with average customer deposit balance exceeding industry
- Growing small business segment of **deposit rich relationships** (97% have a deposit relationship)

Efficient technology & operations

- Lean, modern **technology architecture & delivery** model, including our "digital factory"
- ~75% of our business applications are **Cloud & SAAS based**
- Investment spend focused only on areas of **true competitive advantage**
- Modernization journey to **transform retail delivery** to optimize experience & efficiency
- Taking incremental actions to **enhance efficiencies**

12/31/23 • [1]As of 9/30/23

©2024, Comerica Inc. All rights reserved.

19

APPENDIX

commit

The Right Balance

Positioned to effectively meet the unique needs of our target customers

ComericA

Full suite of products & services including credit capacity, treasury management, & capital market solutions

Experienced & tenured team delivering consistency to our relationships across markets & businesses

Industry expertise adding unique value to our customers


Large Bank Capabilities
Small Bank Service
CO

Tailored solutions & customized product offerings to meet our customers needs

Localized advice for our customers

Community engagement recognizing we all play a role in advancing the markets & communities we serve

Recent Awards & Recognition

Top Workplaces 2023 designation by Detroit Free Press

TOP WORK PLACES 2023 Detroit Free Press

2023 Newsweek Honors

America's Most Responsible Companies

America's Greenest Companies

America's Greatest Workplaces


2023-2024
Corporate
Equality
Index

Earned a score of 100 on the Human Rights Campaign Foundation's 2023-2024 Corporate Equality Index (CEI)

©2024, Comerica Inc. All rights reserved.

21

Diversified Businesses

Unique & complementary model

ComericA

Commercial Bank

Deliver a first-class commercial solution as a "Leading Bank for Business" including a robust digital suite

Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise

Wealth Management

Generate capital-efficient fee income leveraging

Focus on organic & other strategic growth opportunities

Retail Bank

Deliver a high level of service to customers across all touchpoints

Provide important funding source for the Corporation in terms of size, granularity & deposit diversification

Cohesive relationship strategy across our divisions unlocks the value of our franchise

Loans[1]

Commercial Bank	Wealth Management	Retail Bank
86%	10%	4%

Deposits[2]

Commercial Bank	Wealth Management	Retail Bank	Other
49%	6%	37%	8%

[1]Average 4Q23 loans • [2]Average 4Q23 deposits

©2024, Comerica Inc. All rights reserved.

22

Diversified Geographic Footprint

Comerica

Large, higher growth urban markets	Predominance of middle market companies & wealth management opportunities	Highly integrated, cost-effective platform

Texas

- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

California

- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

Michigan

- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

Offices Across U.S.

Primary Markets | Other Markets | Office Locations



Southeast

- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- New offices in SC & GA
- Serving customers in FL, GA, NC, TN, SC & VA

Mountain West

- Fast growing economy, attractive climate
- 1 office in Denver
- Serving customers in AZ & CO

Loans[1]

MI	CA	TX	Other Markets[3]
23%	36%	24%	18%

Deposits[2]

MI	CA	TX	Other Markets[3]
35%	25%	14%	26%

[1]Average 4Q23 loans • [2]Average 4Q23 deposits • [3]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2024, Comerica Inc. All rights reserved.

23

Impact of BSBY Cessation

Comerica

Majority expected to accrete into income in '25 & '26

		4Q23	2024	2025-2028
Loss Treatment	BSBY swap losses as of 11/15/23	One time loss & partial amortization	Amortized losses in NII	Amortized losses in NII
Income Treatment	Recognition of losses back as income	Mark-to-market gain between 11/15 and 12/31	Accretion of income in NII Subject to rate movement until re-designation; Change in Fair Value in Noninterest income Subject to rate movement until re-designation	Accretion of income in NII
Pre-Tax Income Impact		$88MM net non-cash pre-tax loss	Expect muted impact; +/- subject to market volatility until re-designation of remaining impacted swaps to SOFR	Expect most of $88MM accretion back into income with majority in '25

Note: The above does not consider the normal settlements for swaps not impacted by this announcement that will continue to be recorded in net interest income. Periodic settlement of hedges impacted by the announcement will be recorded as part of noninterest income instead of net interest income until the hedges are 're-designated.' Majority of hedges expected to be re-designated in early 2024.

©2024, Comerica Inc. All rights reserved.

24

Full Year Average Loans

Comerica

Business Line	2023	2022
Middle Market		
General	$12.6	$12.7
Energy	1.5	1.4
National Dealer Services	5.8	4.6
Entertainment	1.2	1.1
Tech. & Life Sciences	0.9	0.9
Equity Fund Services	3.0	3.3
Environmental Services	2.4	2.1
Total Middle Market	$27.2	$26.2
Corporate Banking		
US Banking	4.4	4.0
International	1.6	1.5
Commercial Real Estate	9.1	6.9
Mortgage Banker Finance	0.9	1.6
Business Banking	3.2	3.3
Commercial Bank	**$46.4**	**$43.5**
Retail Bank	**$2.2**	**$2.1**
Wealth Management	**$5.2**	**$4.9**
TOTAL	**$53.9**	**$50.5**

By Market	2023	2022
Michigan	$12.3	$12.0
California	18.7	17.7
Texas	12.3	10.2
Other Markets[1]	10.6	10.6
TOTAL	**$53.9**	**$50.5**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding. Certain prior period amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the 3 primary geographic markets

©2024, Comerica Inc. All rights reserved.

25

Quarterly Average Loans

Comerica

Business Line	4Q23	3Q23	4Q22
Middle Market			
General	$12.0	$12.5	$12.8
Energy	1.4	1.5	1.4
National Dealer Services	6.0	5.8	5.1
Entertainment	1.1	1.1	1.3
Tech. & Life Sciences	0.8	0.8	0.9
Equity Fund Services	2.5	2.8	3.3
Environmental Services	2.4	2.4	2.2
Total Middle Market	$26.2	$26.9	$27.0
Corporate Banking			
US Banking	4.3	4.6	4.3
International	1.6	1.6	1.6
Commercial Real Estate	9.7	9.4	7.7
Mortgage Banker Finance	0.3	0.9	1.3
Business Banking	3.1	3.1	3.2
Commercial Bank	**$45.4**	**$46.5**	**$45.1**
Retail Bank	**$2.3**	**$2.3**	**$2.2**
Wealth Management	**$5.2**	**$5.2**	**$5.1**
TOTAL	**$52.8**	**$54.0**	**$52.4**

By Market	4Q23	3Q23	4Q22
Michigan	$12.1	$12.4	$12.2
California	18.8	18.6	18.4
Texas	12.5	12.6	10.9
Other Markets[1]	9.5	10.4	10.9
TOTAL	**$52.8**	**$54.0**	**$52.4**

Loan Portfolio
(4Q23 Period-end)


Fixed Rate[2]
40%
$52.1B
Prime-based
3%
90-Day+ Rate
6%
≤30-Day Rate[3]
51%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $22.9B receive fixed/pay floating (30-day) SOFR, BSBY & Prime interest rate swaps; Forward dated swaps are excluded; Fixed Rate Loans were 8% of the portfolio excluding interest rate swaps, • [3]Includes ~2.7% of Daily SOFR

©2024, Comerica Inc. All rights reserved.

26

Full Year Average Deposits

Comerica

Business Line	2023	2022
Middle Market		
General	$17.0	$20.4
Energy	0.6	1.0
National Dealer Services	1.0	1.5
Entertainment	0.3	0.3
Tech. & Life Sciences	3.6	6.5
Equity Fund Services	1.0	1.2
Environmental Services	0.4	0.3
Total Middle Market	$23.8	$31.2
Corporate Banking		
US Banking	1.9	2.2
International	1.9	2.1
Commercial Real Estate	1.6	2.2
Mortgage Banker Finance	0.3	0.5
Business Banking	3.6	4.3
Commercial Bank	**$33.0**	**$42.6**
Retail Bank	**$24.4**	**$26.7**
Wealth Management	**$4.1**	**$5.4**
Finance / Other[1]	**$4.5**	**$0.8**
TOTAL	**$66.0**	**$75.5**

By Market	2023	2022
Michigan	$22.9	$26.6
California	16.8	22.5
Texas	9.8	11.5
Other Markets[2]	12.0	14.1
Finance / Other[1]	4.5	0.8
TOTAL	**$66.0**	**$75.5**

Highest Noninterest-bearing Deposit Component[3]

(Avg; percentages; 3Q23)



19.0
22.1
22.5
22.6
26.0
26.7
27.3
30.5
33.1
33.9
35.7
36.3
36.9
44.0
WBS
HBAN
CFG
KEY
SNV
FITB
FHN
BOKF
MTB
WAL
RF
CFR
ZION
CMA
Peer Average

$ in billions • Totals shown above may not foot due to rounding. Certain prior period amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the 3 major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [3]Source for peer data: S&P Global Market Intelligence

©2024, Comerica Inc. All rights reserved.

27

Quarterly Average Deposits

Comerica

Business Line	4Q23	3Q23	4Q22
Middle Market			
General	$17.2	$16.6	$18.7
Energy	0.3	0.3	1.3
National Dealer Services	0.9	1.0	1.2
Entertainment	0.2	0.3	0.3
Tech. & Life Sciences	3.3	3.3	5.2
Equity Fund Services	1.0	0.9	1.2
Environmental Services	0.4	0.4	0.4
Total Middle Market	$23.3	$22.7	$28.4
Corporate Banking			
US Banking	2.1	2.0	1.9
International	1.9	1.8	2.1
Commercial Real Estate	1.5	1.4	2.3
Mortgage Banker Finance	0.1	0.3	0.4
Business Banking	3.6	3.6	4.1
Commercial Bank	**$32.5**	**$31.9**	**$39.2**
Retail Bank	**$24.3**	**$24.0**	**$26.0**
Wealth Management	**$3.9**	**$3.9**	**$5.2**
Finance / Other[1]	**$5.4**	**$6.0**	**$1.0**
TOTAL	**$66.0**	**$65.9**	**$71.4**

By Market	4Q23	3Q23	4Q22
Michigan	$23.0	$22.5	$25.0
California	16.5	16.3	20.4
Texas	9.4	9.2	11.6
Other Markets[2]	11.8	11.9	13.3
Finance / Other[1]	5.4	6.0	1.0
TOTAL	**$66.0**	**$65.9**	**$71.4**

Strong Deposit Mix: 42% noninterest-bearing

(4Q23 Average)



Retail Noninterest-bearing 11%
Retail Interest-bearing 27%
Total $66.0B
Commercial Noninterest-bearing 31%
Commercial Interest-bearing 31%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2024, Comerica Inc. All rights reserved.

28

Attractive Deposit Profile

Further enhanced our strong deposit franchise

Deposit portfolio has better risk characteristics

- Less concentrated in more vulnerable businesses
- Lower price sensitivity
- Lower percent of uninsured & excess deposits
- Retained strong mix of 42% noninterest-bearing



Diversified Deposit Base
(4Q23 average)
Wealth Management 6%
Other 8%
Commercial Bank 49%
Retail Bank 37%

Stronger Profile than Pre-Pandemic

($ in billions)	YE 2019	YE 2022	12/31/2023
Loan-to-Deposit Ratio	88%	75%	78%
Total Deposits (Period-end)	$57.3	$71.4	$66.8
% Uninsured Deposits Per Call Report	60%	64%	47%[2]
Adjusted for Affiliate Deposits[1]	54%	57%	41%[2]

Stable & Tenured Core Deposit Base[3]

Diversified Across Markets & Businesses	• Highest concentrations in Retail Consumer (28%), Middle Market Lending (12%) & Small Business Banking (8%), inherently diversified business lines • Geographically dispersed
Holistic, Connected Relationships	• ~95% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA • Average Middle Market relationship has >7 Treasury Management products • ~90% Retail customers have checking account[4]
Tenured	• Average Middle Market relationship >15 years • Average Retail relationship >15 years[4]
Active Operating Accounts	• Average Middle Market relationship deposit balances of ~$8MM (includes ~$2MM in non-interest bearing) • Average Retail customer checking account balance of $27.7K[4]

4Q23 compared to 3Q23 • [1]Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation • [2]12/31/23 is estimated • [3]As of 12/31/23 • [4]Includes consumer & small business

©2024, Comerica Inc. All rights reserved.

29

Shared National Credit (SNC) Relationships

Credit quality of our SNC relationships better than portfolio average

- SNC loans decreased $472MM compared to 3Q23
- SNC relationships included in business line balances; we do not have a dedicated SNC line of business
- Approximately 723 borrowers
- Comerica is agent for approx. 27% of loans
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book
- Only 3% of SNCs were criticized
- 11% of SNCs were leveraged



Period-end Loans
($ in billions)
Environmental Services $1.0 9%
Mortgage Banker $0.2 2%
Commercial Real Estate $1.1 9%
Entertainment $0.7 6%
Energy $1.3 11%
Corporate Banking $2.8 23%
Total $11.8B
National Dealer Services $1.1 9%
Equity Fund Services $1.0 8%
General Middle Market $2.5 22%
Tech. & Life Sciences $0.2 1%
= Total Middle Market (66%)

12/31/23 • SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

©2024, Comerica Inc. All rights reserved.

30

The Retail Bank: More than a Leading Bank for Business

Banking Personal and Small Business customers in growth markets across the US

Comerica

37% of Bank's Total Deposits	18% Small Business Customers
~400 Banking Centers 32 Districts 5 Regions	Alternative Channels: • Contact Center • ATM / ITM • Online & Mobile
82% Personal Customers	Avg. customer deposit ~$27.7K

Investing for Growth with 3 Key Initiatives

Elevating Small Business

Strategic investment in sales coverage, marketing and essential technology to enable growth.

Modernizing for Growth

Harness digital investments to transform experience, drive growth and expand into new markets.

Enabling Performance

Reimagined roles, expectations and behaviors drive consistency in customer engagement and experience.

12/31/23 • [1]12/31/23 compared to 12/31/22 • [2]As of 10/31/23

©2024, Comerica Inc. All rights reserved.

Aspirational Target for Small Business:
Top 10 market share in all major markets; currently 3rd in Michigan

11% Sustained Growth in Customers[1]	Small business bankers, Business HQ, and award-winning marketing, all contribute to sustained growth in the initial Dallas / Fort Worth pilot area
5X Small Business Bankers	In 18 months, we've expanded coverage so that Small Business Bankers support 80% of our Banking Centers and 92% of our LMI locations
24% YoY Loan Origination Growth[1]	Contemporary products such as Comerica Small Business Convenient Capital™, and Comerica Maximize contribute growth and access to capital across our retail footprint
Comerica SmallBizCo-op. Comerica CoWorkSpaces. For Small Business	Newly-curated small business experiences have over 1,600 customers gaining access to Comerica resources or utilizing office space
12% Productivity Growth[1,2]	Banking Centers completing Retail Reimagined transformation see an average lift in new deposit account productivity versus prior periods

31

Commercial Real Estate Business Line

Growth driven by multifamily & industrial projects; excellent credit quality

Comerica

Primarily Lower Risk Multifamily & Industrial[1]
(4Q23 period-end)



Industrial / Storage 34%
Retail 5%
Office 6%
Single Family 2%
Total $9.4B
Other 3%
Land Carry 2%
Multi use 2%
Multifamily 46%

Excellent Credit Quality in Commercial Real Estate Business
No significant net charge-offs since 2014
($ in millions)

	4Q22	1Q23	2Q23	3Q23	4Q23
NAL	0.9	0.9	0.9	0.0	18
Criticized[2]	16	218	246	458	481
% Criticized	0.2%	2.5%	2.7%	4.8%	4.8%
NCO (Recoveries)	(0.01)	(0.05)	(0.13)	(0.70)	(0.38)

Strong Credit Profile Driven by:

- Long history of working with well-established, proven developers; >90% of new commitments from existing customers
- Experienced relationship team; average tenure:
  - CRE line of business leadership: ~27 yrs
  - Relationship managers: ~18 yrs
  - CRE credit approval team: ~24 yrs
- Significant up-front equity required (typically averaging 35-40%, often from institutional investors)
- ~70% has recourse
- Majority of commitments are construction
- Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (34% CA, 27% TX, 11% Southeast, 10% Southwest)
- Modest credit migration driven by elevated rate environment, but remained very manageable
- >60% of the portfolio maturing by the end of 2025

Total CMA Office Exposure

- **Not primary strategy:** Total CMA office loans of $824MM, or <2% of total loans; outstandings within CRE LOB of $552MM, or ~1% of total CMA loans
- **Selective geography:** Urban in-fill & suburban strategy
- **Majority recourse:** Strong sponsors critical to underwriting
- **Monitoring credit:** Criticized loans totaling $154MM (or ~19% of total office portfolio)

12/31/23 • [1]Excludes CRE business line loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2024, Comerica Inc. All rights reserved.

32

Total Office Portfolio

Not a primary strategy

Geographic Diversification By State

$ millions	12/31/23
California	$393.5
Texas	236.8
Washington	39.7
Michigan	37.9
Arizona	32.4
Nevada	12.0
Georgia	5.7
Illinois	4.5
Florida	1.5
Subtotal	764.1
Other[1]	59.7
Total Loans	**$823.7**

Key Office Portfolio Metrics

$ millions	12/31/23	9/30/23
Total Loans	$823.7	$824.9
Avg Loan Outstanding	$5.6	$5.6
Net Charge Offs	0.32%	0%
Delinquencies	1.1%	0%
Non-Performing Loans	2.2%	0%
Criticized Loans	19%	10%

12/31/23 • [1]Other includes 3 loans to funds secured by multiple properties

©2024, Comerica Inc. All rights reserved.

33

Multi-family Portfolio

Geographic Diversification By State

$ millions	12/31/23
California	$1,612.9
Texas	1,304.0
Florida	295.9
Washington	189.6
Michigan	181.0
Arizona	171.7
North Carolina	162.7
Oregon	129.0
Nevada	99.2
Subtotal	4,145.9
Other[1]	446.5
Total Loans	**$4,592.5**


California
40%
32%
8%
5%
15%
LA County
Bay Area
Orange County
Sacramento County
Other
Texas
38%
29%
19%
8%
7%
DFW
Austin
Houston
San Antonio
Other

Key Multi-family Portfolio Metrics

$ millions	12/31/23	9/30/23
Total Loans	$4,592.5	$4,355.1
Avg Loan Outstanding	$15.0	$13.6
Net Charge Offs	0%	0%
Delinquencies	0%	0.9%
Non-Performing Loans	0%	0%
Criticized Loans	5%	6%

12/31/23 • [1]Other includes various other states

©2024, Comerica Inc. All rights reserved.

34

Energy

Primarily E&P exposure

Comerica

Period-end Loans

($ in millions)



1,415
253
1,162
4Q22
1,402
276
1,126
1Q23
1,480
312
1,168
2Q23
1,437
310
1,127
3Q23
1,382
312
1,070
4Q23
Midstream
Exploration & Production¹

- Exposure $3.3B / 42% utilization
- Hedged 50% or more of production
  - At least one year: 60% of customers
  - At least two years: 34% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P:
  - 49% Oil-focused
  - 26% Natural Gas focused
  - 25% Oil/Gas balanced
- Excellent credit quality
  - <1% Criticized loans
  - $(144K) Net recoveries

12/31/23 • [1]Includes Services of 4Q22 $13MM,1Q23 $16MM; 2Q23 $21MM; 3Q23 $27MM; 4Q23 $11MM

©2024, Comerica Inc. All rights reserved.

35

National Dealer Services

75+ years of floor plan lending

Comerica

Franchise Distribution

(Based on period-end loan outstandings)



Ford 8%
GM 6%
Jaguar/Land Rover 7%
Stellantis 10%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 13%
Other Asian 6%
Other¹ 20%
Toyota/Lexus 12%
Honda/Acura 9%
Total $6.1B

- Top tier strategy
- National in scope
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan remained below historical averages

Average Loans

($ in billions)



4Q19 7.3 4.0
1Q20 6.8 3.6
2Q20 6.2 2.8
3Q20 5.3 1.9
4Q20 5.5 2.2
1Q21 5.3 2.0
2Q21 4.4 1.2
3Q21 3.8
4Q21 3.9
1Q22 4.1
2Q22 4.5 0.8
3Q22 4.8 1.0
4Q22 5.1 1.2
1Q23 5.4 1.4
2Q23 5.8 1.7
3Q23 5.8 1.7
4Q23 6.0 2.1
Floor Plan

12/31/23 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

©2024, Comerica Inc. All rights reserved.

36

5,241 4,443 3,408 3,281 3,312 0 1,000 2,000 3,000 4,000 5,000 6,000 4Q22 1Q23 2Q23 3Q23 4Q23 943 931 909 832 791 4Q22 1Q23 2Q23 3Q23 4Q23 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 12/31/23 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Average Deposits Stable since mid-May ($ in millions) Growth 52% Early Stage 14% Late Stage 34% Customer Segment Overview (approximate; 4Q23 period-end loans) Total $727MM ©2024, Comerica Inc. All rights reserved. 37 Equity Fund Services Strong relationships with top-tier Private Equity firms 12/31/23 • Customized solutions for Private Equity firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 3,317 3,371 3,378 2,815 2,453 4Q22 1Q23 2Q23 3Q23 4Q23 ©2024, Comerica Inc. All rights reserved. 38

Environmental Services Department

Experienced team; Specialized industry, committed to growth

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

Waste Management & Recycling (~80% of loan portfolio)

- Insight & expertise with:
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Financing for M&A and growth capital

Renewable Energy Solutions (~20% of loan portfolio)

- Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
- Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage



Average Loans
($ in millions)
2,237
2,296
2,418
2,383
2,365
4Q22
1Q23
2Q23
3Q23
4Q23

12/31/23

©2024, Comerica Inc. All rights reserved.

39

Direct Express

An important program for CMA & the customers we serve

Program Overview

- **Summary:** Comerica is the exclusive issuer of the Direct Express debit card for 4.5 million federal benefit recipients.
- **Driving Financial Inclusion:** Helping the U.S. Treasury provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. Not only does the innovative prepaid card program deliver benefits more cost effectively and securely, it is an on-ramp to financial inclusion for millions of unbanked Americans - giving recipients the tools they need to participate fully in the economy.
- **Renewal History:** In 2008, 2014 and again in 2020, Comerica was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica's contract with the U.S. Treasury expires early 2025.
- **Strong Customer Satisfaction:** Comerica has achieved a 90% (or better) cardholder satisfaction rating
- **Prioritizing Security:** Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip and PIN, it can be considered one of the most secure prepaid cards in the industry.
- **Unique Skill-set:** We have developed the unique infrastructure, compliance and operations to administer this important program.

Deposit Trends

- **Balances:** ~$3B in 4Q23 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary)
- **Intra-month patterns:** Comerica receives most of the deposit balances on the 1st and 3rd days of each month (subject to change based on weekends or holidays)
- **Peaks & troughs:** In December 2023, highest balance of $5.4B on 1st business day, lowest balance of $2.7B



DIRECTEXPRESS
debit
5332 48XX XXXX XXXX
mastercard

Investments

- **Enhanced Digital Experience:** Developed a new Direct Express mobile application with a 4.7-star rating and over 113,000 reviews on the Apple App Store; over 1 million mobile app users[1]
- **Meeting Cardholders Where They Are:** Unique partnership with Walmart that allows cardholders to withdraw the full balance on their card (up to $1,000) at less than half the cost that Walmart charges other customers for the same service. Since 90 percent of Direct Express cardholders visit a Walmart at least once a year, this has proven to be a very popular service.



DIRECTEXPRESS



4.7 Stars[1]

[1]Apple App Store as of 1/11/24

©2024, Comerica Inc. All rights reserved.

40

Comerica's Core Values

WHY WE ARE HERE

To raise expectations of what a bank can be for our colleagues, customers & communities

WHAT WE BELIEVE

- ONE COMERICA
- THE CUSTOMER COMES FIRST
- THE BIGGER POSSIBLE
- A FORCE FOR GOOD

HOW WE DELIVER

- Trust
- Act
- Own

©2024, Comerica Inc. All rights reserved.

41

Descriptions of Notable Items

Subject	Description
FDIC special assessment	• CMA recorded expense related to the FDIC's Deposit Insurance Fund (DIF) special assessment
Impact of BSBY cessation announcement	• On November 15, 2023, Bloomberg Index Services Limited ("BISL") officially announced the future permanent cessation of Bloomberg Short-Term Bank Yield Index ("BSBY") on November 15, 2024. • This announcement resulted in a temporary loss of hedge accounting for a portion of cash flow hedges, driving recognition of non-cash unrealized losses related to applicable swaps previously in AOCI & an impact to net interest income.
Expense re-calibration initiatives	• Actions taken to enhance earnings power & create capacity for strategic & risk management investments resulted in severance charges
Ameriprise partnership accounting	• Based on the terms of our Ameriprise relationship, reallocation of certain items previously within noninterest income & noninterest expense now presented within noninterest income. No bottom-line impact as these changes fully offset one another.

©2024, Comerica Inc. All rights reserved.

42

Details for Outlook

Financial Metric	Full Year 2023 + / - Adjustments Identified on Outlook Slide
Noninterest Income	• +$91MM non-cash BSBY cessation loss • -$23MM full-year salaries & commissions for Ameriprise partnership prior to presentation impact
Noninterest Expense	• -$109MM special one-time FDIC assessment • -$25MM expense recalibration initiative related charges • -$23MM full-year salaries & commissions for Ameriprise partnership prior to presentation impact

Financial Metric	Fourth Quarter 2023 + / - Adjustments Identified on Outlook Slide
Noninterest Income	• +$91MM non-cash BSBY cessation loss • -$3MM 4Q23 salaries & commissions for Ameriprise partnership prior to presentation impact
Noninterest Expense	• -$109MM special one-time FDIC assessment • -$25MM expense recalibration initiative related charges • -$3MM 4Q23 salaries & commissions for Ameriprise partnership prior to presentation impact

©2024, Comerica Inc. All rights reserved.

43

Reconciliations

Tangible Common Equity

Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets.

(period-end, millions, except per share data)	4Q23	3Q23	2Q23	1Q23	4Q22
Tangible Common Equity					
Total shareholders' equity	$6,406	$4,972	$5,595	$5,994	$5,181
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common shareholders' equity	$6,012	$4,578	$5,201	$5,600	$4,787
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$8	$8	$8	$9	$9
Tangible common equity	$5,369	$3,935	$4,558	$4,956	$4,143
Total assets	$85,834	$85,706	$90,761	$91,127	$85,406
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$8	$8	$8	$9	$9
Tangible assets	$85,191	$85,063	$90,118	$90,483	$84,762
Common equity ratio	7.00%	5.34%	5.73%	6.15%	5.60%
Tangible common equity ratio	6.30%	4.62%	5.06%	5.48%	4.89%

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2024, Comerica Inc. All rights reserved.

44

Reconciliations Continued

Comerica

Uninsured Deposits

Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank's Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number.

	(period-end; millions)	4Q23	3Q23	2Q23	4Q22
(A)	**Total uninsured deposits, as calculated per regulatory guidelines**	$31,485	$31,476	$31,626	$45,492
(B)	**Affiliate deposits**	-$4,064	-$4,088	-$4,412	-$4,458
(A+B)	**Total uninsured deposits, excluding affiliate**	$27,421	$27,388	$27,214	$41,034

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2024, Comerica Inc. All rights reserved.

45

Holding Company Debt Rating

Comerica

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	Baa1	BBB+	A
BOK Financial	Baa1	BBB+	A
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
Regions Financial	Baa1	BBB+	A-
Citizens Financial Group	Baa1	BBB+	BBB+
Comerica	Baa1	BBB	A-
KeyCorp	Baa2	BBB	BBB+
Webster Financial	Baa2	BBB	
First Horizon National Corp	Baa3	-	BBB
Western Alliance	Ba1		BBB-
Synovus Financial	-	BBB-	BBB

As of 1/11/24 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

©2024, Comerica Inc. All rights reserved.

46

Bank Debt Rating As of 1/11/24 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- M&T Bank Baa1 A- A BOK Financial Baa1 A- A Regions Financial Baa1 A- A- Citizens Financial Group Baa1 A- BBB+ Comerica Baa1 BBB+ A- KeyCorp Baa1 BBB+ BBB+ Webster Bank Baa2 BBB+ Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB Synovus Financial Baa3 BBB BBB Western Alliance Ba1 BBB- ©2024, Comerica Inc. All rights reserved. 47 Thank You ©2024, Comerica Inc. All rights reserved.